File No. 033-59261, 811-5626
                                                 Filed under Rule 497(c)

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
    Golden American Life Insurance Company is a stock company domiciled in
                             Wilmington, Delaware

                     DEFERRED VARIABLE ANNUITY PROSPECTUS
                               GRANITE PRIMELITE

  This prospectus describes individual deferred variable annuity Contracts (the "Contract") offered by Golden American Life Insurance Company ("Golden American" "we" "our" or "us"). The Owner ("you" or "your") purchases the Contract with an Initial Premium and is permitted to make additional premium payments.

  The Contract is funded by Separate Account B ("Account B" or the "Account").

  Eight Divisions of Account B are currently available under the Contract offered by this prospectus. The investments available through the Divisions of Account B include mutual fund portfolios (the "Portfolios") of Equi-Select Series Trust (the "ESS Trust"), Travelers Series Fund Inc. (the "Travelers Fund") and Smith Barney Series Fund (the "Smith Barney Fund").

  This prospectus describes the Contract and provides background information regarding Account B. The prospectuses for the ESS Trust, Travelers Fund and Smith Barney Fund (individually, "a Trust," and collectively, "the Trusts"), which must accompany this prospectus, provide information regarding investment activities and policies of the Trusts.

  You may allocate your premiums among the eight Divisions in any way you choose, subject to certain restrictions. You may change the allocation of your Accumulation Value during a Contract Year free of charge. We reserve the right, however, to assess a charge for each allocation change after the twelfth allocation change in a Contract Year.

  Your Accumulation Value in Account B will vary in accordance with the investment performance of the Divisions selected by you. Therefore, you bear the entire investment risk for all amounts allocated to Account B.

  We will pay a death benefit to the Beneficiary if the Owner dies prior to the Annuity Commencement Date or the Annuitant dies prior to the Annuity Commencement Date when the Owner is other than an individual.

  This prospectus describes your principal rights and limitations and sets forth the information concerning the Account that investors should know before investing. A Statement of Additional Information, dated February 14, 1997, about Account B has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon request. To obtain a copy of this document call or write our Customer Service Center. The Table of Contents of the Statement of Additional Information may be found on the last page of this prospectus. The Statement of Additional Information is incorporated herein by reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  CONTRACTS AND UNDERLYING SERIES SHARES WHICH FUND THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

  PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE ESS TRUST, THE TRAVELERS FUND AND THE SMITH BARNEY FUND.

ISSUED BY:                 DISTRIBUTED BY:            ADMINISTERED AT:
Golden American Life       Directed Services, Inc.    Customer Service Center
Insurance Company          Wilmington, Delaware       Mailing Address:
                           19801                      P.O. Box 8794
                                                      Wilmington, Delaware
                                                      19899-8794
                                                      1-800-366-0066

                        PROSPECTUS DATED: MARCH 3, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITION OF TERMS........................................................   1
SUMMARY OF THE CONTRACT....................................................   3
FEE TABLE..................................................................   5
CONDENSED FINANCIAL AND OTHER INFORMATION..................................   7
  Financial Statements.....................................................   7
  Performance Related Information..........................................   8
INTRODUCTION...............................................................   9
  Facts About the Company and the Account..................................   9
  Golden American..........................................................   9
  The ESS Trust, The Travelers Fund and The Smith Barney Fund..............   9
  Separate Account B.......................................................  10
  Account B Divisions......................................................  10
  Changes Within Account B.................................................  12
FACTS ABOUT THE CONTRACT...................................................  12
  The Owner................................................................  12
  The Annuitant............................................................  12
  The Beneficiary..........................................................  13
  Change of Owner or Beneficiary...........................................  13
  Availability of the Contract.............................................  13
  Types of Contracts.......................................................  13
  Your Right to Select or Change Contract Options..........................  14
  Premiums.................................................................  14
  Qualified Plans..........................................................  14
  Where to make Payments...................................................  14
  Making Additional Premium Payments.......................................  14
  Crediting Premium Payments...............................................  15
  Your Right to Reallocate.................................................  16
  Dollar Cost Averaging....................................................  16
  What Happens If a Division Is Not Available..............................  17
  Your Accumulation Value..................................................  17
  Accumulation Value in Each Division......................................  17
  Measurement of Investment Experience.....................................  18
  Cash Surrender Value.....................................................  18
  Surrendering to Receive the Cash Surrender Value.........................  19
  Partial Withdrawals......................................................  19
  Automatic Rebalancing....................................................  20
  Proceeds Payable to the Beneficiary......................................  21
  Death Benefit Options....................................................  21
  How to Claim Payments to Beneficiary.....................................  22
  Reports to Owners........................................................  22
  When We Make Payments....................................................  22
CHARGES AND FEES...........................................................  22
  Charge Deduction Division................................................  22
  Charges Deducted from the Accumulation Value.............................  23
  Surrender Charge.........................................................  23
  Surrender Charge for Excess Partial Withdrawal...........................  23
  Charges Deducted from the Divisions......................................  25
  Trust Expenses...........................................................  25

CHOOSING YOUR ANNUITIZATION OPTIONS.........................................  25
  Annuitization of Your Contract............................................  25
  Annuity Commencement Date Selection.......................................  26
  Frequency Selection.......................................................  26
  The Annuitization Options.................................................  26
  Payment When Named Person Dies............................................  27
OTHER CONTRACT PROVISIONS...................................................  27
  In Case of Errors in Application Information..............................  27
  Sending Notice to Us .....................................................  27
  Assigning the Contract as Collateral......................................  28
  Non-Participating.........................................................  28
  Authority to Make Agreements..............................................  28
  Contract Changes--Applicable Tax Law......................................  28
  Your Right to Cancel or Exchange Your Contract............................  28
  Cancelling Your Contract..................................................  28
  Exchanging Your Contract..................................................  28
  Other Contract Changes....................................................  28
  Group or Sponsored Arrangements...........................................  28
  Selling the Contract......................................................  29
REGULATORY INFORMATION......................................................  29
  Voting Rights.............................................................  29
  State Regulation..........................................................  29
  Legal Proceedings.........................................................  30
FEDERAL TAX CONSIDERATIONS..................................................  30
  Introduction..............................................................  30
  Tax Status of Golden American.............................................  30
  Taxation of Non-Qualified Annuities.......................................  30
  IRA Contracts and Other Qualified Retirement Plans........................  34
  Federal Income Tax Withholding............................................  38
STATEMENT OF ADDITIONAL INFORMATION.........................................  39
  Table of Contents.........................................................  39


  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                              DEFINITION OF TERMS

  ACCOUNT -- Separate Account B.

  ACCUMULATION VALUE -- The total amount invested under the Contract. Initially, this amount is equal to the premium paid. Thereafter, the Accumulation Value will reflect the premiums paid, investment experience of the Divisions, charges deducted and any partial withdrawals.

  ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION -- An enhanced death benefit option that may be elected only at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger. The enhanced death benefit provided by this option is the highest Accumulation Value on any Contract Anniversary on or prior to the Owner turning age 80, as adjusted for additional premiums and partial withdrawals.

  ANNUITANT -- The person designated by the Owner to be the measuring life in determining Annuity Payments.

  ANNUITY COMMENCEMENT DATE -- The date on which Annuity Payments begin.

  ANNUITY OPTIONS -- Options the Owner selects that determine the form and amount of Annuity Payments.

  ANNUITY PAYMENT -- The periodic payment an Owner receives. It may be either a fixed or a variable amount based on the Annuity Option chosen.

  ATTAINED AGE -- The Issue Age of the Owner or Annuitant plus the number of full years elapsed since the Contract Date.

  BENEFICIARY -- The person designated to receive benefits in the case of the death of the Owner or the Annuitant (when the Owner is other than an individual).

  BUSINESS DAY -- Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of Federal holidays, or any day on which the SEC requires that mutual funds, unit investment trusts or other investment portfolios be valued.

  CASH SURRENDER VALUE -- The amount the Owner receives upon surrender of the Contract.

  CHARGE DEDUCTION DIVISION -- The Division from which all charges are deducted if so designated by you. The Charge Deduction Division currently is the Smith Barney Money Market Division.

  CONTINGENT ANNUITANT -- The person designated by the Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes Annuitant.

  CONTRACT -- The entire Contract consisting of the basic Contract and any riders or endorsements.

  CONTRACT ANNIVERSARY -- The anniversary of the Contract Date.

  CONTRACT DATE -- The date on which we have received the Initial Premium and upon which we begin determining the Contract values. It may or may not be the same as the Issue Date. This date is used to determine Contract months, processing dates, years and anniversaries.

  CONTRACT PROCESSING DATES -- The days when we deduct certain charges from the Accumulation Value. If the Contract Processing Date is not a Valuation Date, it will be on the next succeeding Valuation Date. The Contract Processing Dates will be once each year on the Contract Anniversary.

  CONTRACT PROCESSING PERIOD -- The first Contract processing period begins with the Contract Date and ends at the close of business on the first Contract Processing Date. All subsequent Contract processing periods begin at the close of business on the most recent Contract Processing Date and extend to the close of business on the next Contract Processing Date. There is one Contract processing period each year.

  CONTRACT YEAR -- The period between Contract anniversaries.

  CUSTOMER SERVICE CENTER -- Where service is provided to you. The mailing address and telephone number of the Customer Service Center are shown on the cover.

  DIVISIONS -- The investment options available under Account B.

  ENDORSEMENTS -- An endorsement changes or adds provisions to the Contract.

  EXCHANGE CONTRACTS -- Contracts issued by insurance companies not affiliated with Golden American.

  EXPERIENCE FACTOR -- The factor which reflects the investment experience of the portfolio in which a Division invests and also reflects the charges assessed against the Division for a Valuation Period.

  FREE LOOK PERIOD -- The period of time within which the Owner may examine the Contract and return it for a refund.

  INDEX OF INVESTMENT EXPERIENCE -- The index that measures the performance of a Division.

  INITIAL PREMIUM -- The payment required to put a Contract into effect.

  ISSUE AGE -- The Owner's or Annuitant's age on his or her last birthday on or before the Contract Date.

  ISSUE DATE -- The date the Contract is issued at our Customer Service
Center.

  OWNER -- The person who owns the Contract and is entitled to exercise all rights under the Contract. This person's death also initiates payment of the death benefit.

  RIDER -- A rider amends the Contract, in certain instances adding benefits.

  SPECIALLY DESIGNATED DIVISION -- The Division to which distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated unless you specify otherwise. The Specially Designated Division currently is the Smith Barney Money Market Division.

  STANDARD DEATH BENEFIT OPTION -- The death benefit option that you will receive under the Contact unless the enhanced death benefit option is elected. The death benefit provided by this option is equal to the greatest of (i) Accumulation Value; (ii) total premium payments less any partial withdrawals; and (iii) Cash Surrender Value.

  VALUATION DATE -- The day at the end of a Valuation Period when each Division is valued.

  VALUATION PERIOD -- Each business day together with any non-business days before it.

                            SUMMARY OF THE CONTRACT

  This prospectus has been designed to provide you with information regarding the Contract and the Account which funds the Contract. Information concerning the Portfolios underlying the Divisions of Account B is set forth in the Trusts' prospectuses.

  This summary is intended to provide only a very brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus and in the Contract. The Contract, together with any riders or endorsements, constitutes the entire agreement between you and us and should be retained.

  This prospectus has been designed to provide you with the necessary information to make a decision on purchasing the Contract. You have a choice of investments. We do not promise that your Accumulation Value will increase. Depending on the investment experience of the Divisions, your Accumulation Value, Cash Surrender Value and death benefit may increase or decrease on any day. You bear the investment risk.

DESCRIPTION OF THE CONTRACT

  The Contract is designed to establish retirement benefits for two types of purchasers. The first type of purchaser is one who is eligible to participate in, and purchases a Contract for use with, an individual retirement annuity ("IRA") meeting the requirements of section 408(b) of the Internal Revenue Code of 1986 ("qualified plan"). For a Contract funding a qualified plan, distributions may be made to you to satisfy requirements imposed by Federal tax law. The second type of purchaser is one who purchases a Contract outside of a qualified plan ("non-qualified plan").

  The Contract also offers a choice of Annuity Options to which you may apply all or a portion of the Accumulation Value on the annuity commencement date or the Cash Surrender Value upon surrender of the Contract. See Choosing Your Annuity Options.

AVAILABILITY

  We can issue a Contract if both the Annuitant and the Owner are not older than age 85 and accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 for non-qualified plans (age 70 for qualified plans, except for rollover contributions). The minimum Initial Premium is $5,000 for a non-qualified plan and $1,500 for a qualified plan. We may change the minimum initial or additional premium requirements for certain group or sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

  The minimum additional premium payment we will accept is $500 for a non-qualified plan and $250 for a qualified plan. You must receive our prior approval before making a premium payment that causes the Accumulation Value of all annuities that you maintain with us to exceed $1,000,000.

THE DIVISIONS

  Each of the eight Divisions of Account B offered under this prospectus invests in a mutual fund portfolio with its own distinct investment objectives and policies. Each Division of Account B invests in a corresponding Portfolio of the ESS Trust, managed by Equitable Investment Services, Inc. ("EISI"), the Travelers Fund, managed by Smith Barney Mutual Funds Management Inc. ("SBMFM") or the Smith Barney Fund, also managed by SBMFM. EISI has retained a Portfolio Manager to manage the assets of the Portfolios of the ESS Trust. See Facts About the Company and the Account, Account B Divisions.

HOW THE ACCUMULATION VALUE VARIES

  The Accumulation Value in the Divisions varies each day based on investment results. You bear the risk of poor investment performance and you receive the benefits from favorable investment performance. The Accumulation Value also reflects premium payments, charges deducted and partial withdrawals. See Facts About the Contract, Accumulation Value in Each Division.

SURRENDERING YOUR CONTRACT

  You may surrender the Contract and receive its Cash Surrender Value at any time while both the Annuitant and Owner are living and before the Annuity Commencement Date. See Facts About the Contract, Cash Surrender Value and Surrendering to Receive the Cash Surrender Value.

TAKING PARTIAL WITHDRAWALS

  After the Free Look Period, prior to the Annuity Commencement Date and while the Contract is in effect, you may take partial withdrawals from the Accumulation Value of your Contract. You may elect in advance to take systematic partial withdrawals on a monthly, quarterly, or annual basis. If you have an IRA Contract, you may elect IRA partial withdrawals on a monthly, quarterly or annual basis.

  Partial withdrawals are subject to certain restrictions as defined in this prospectus, including a surrender charge. Partial withdrawals above a specified percentage of your Accumulation Value may be subject to a surrender charge. See Facts About the Contract, Partial Withdrawals.

DOLLAR COST AVERAGING

  Under this program, you may choose to have a specified dollar amount transferred from the Smith Barney Money Market Division to the other Divisions of Account B on a monthly basis with the objective of shielding your investment from short-term price fluctuations. See Facts About the Contract, Dollar Cost Averaging.

YOUR RIGHT TO CANCEL THE CONTRACT

  You may cancel your Contract within the Free Look Period which is a ten day period of time beginning once you receive the Contract. For purposes of administering our allocation and certain other administrative rules, we deem this period to end 15 days after the Contract is mailed from our Customer Service Center. Some states may require that we provide a longer free look period. In some states we restrict the Initial Premium allocation during the Free Look Period. See Other Contract Provisions, Your Right to Cancel or Exchange Your Contract.


YOUR RIGHT TO CHANGE THE CONTRACT

  The Contract may be changed to another annuity plan subject to our rules at the time of the change. See Other Contract Provisions, Other Contract Changes.

DEATH BENEFIT OPTIONS

  The Contract provides a death benefit to the beneficiary if the Owner dies prior to the Annuity Commencement Date. Subject to our rules, there is a Standard Death Benefit Option and the Annual Ratchet Enhanced Death Benefit Option. See Facts About the Contract, Death Benefit Options. We may offer a reduced death benefit under certain group and sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

DEDUCTIONS FOR CHARGES AND FEES

  We invest the entire amount of the initial and any additional premium payments in the Divisions you select, subject to certain restrictions we impose. See Facts About the Contract, Restrictions on Allocation of Premium Payments. We then may deduct an annual Contract fee from your Accumulation Value. See Other Contract Provisions, Charges and Fees. We may reduce certain charges under group or sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all Account B Divisions in which you are invested.

FEDERAL INCOME TAXES

  The ultimate effect of Federal income taxes on the amounts held under an annuity Contract, on Annuity Payments and on the economic benefits to the Owner, Annuitant or Beneficiary depends on Golden American's tax status and upon the tax status of the individuals concerned. In general, an Owner is not taxed on increases in value under an annuity Contract until some form of distribution is made under it. There may be tax penalties if you make a withdrawal or surrender the contract before reaching 59 1/2. See Federal Tax Considerations.

                                   FEE TABLE

TRANSACTION EXPENSES

  Contingent Deferred Sales Charge /(1)/ (imposed as a percentage of premium payments withdrawn upon excess partial withdrawal or surrender): /(2)/

     COMPLETE YEARS ELAPSED                                            SURRENDER
     SINCE PREMIUM PAYMENT                                              CHARGE
     ----------------------                                            ---------
         0............................................................      7%
         1............................................................      7%
         2............................................................      6%
         3............................................................      5%
         4............................................................      4%
         5............................................................      3%
         6............................................................      1%
         7+...........................................................      0%

Excess Allocation Charge.................................................... $0 /(3)/

ANNUAL CONTRACT FEES:

Administrative Charge....................................................... $40

(Waived if the Accumulation Value equals or exceeds $100,000 at the end of the Contract Year, or once the sum of premiums paid equals or exceeds $100,000.)

SEPARATE ACCOUNT ANNUAL EXPENSES
(percentage of assets in each Division) /(4)/:

                                            STANDARD        ANNUAL RATCHET
                                          DEATH BENEFIT ENHANCED DEATH BENEFIT
                                          ------------- ----------------------
   Mortality and Expenses Risk Charge....     1.10%              1.25%
   Asset Based Administrative Charge.....     0.15%              0.15%
                                              ----               ----
   Total Separate Account Expenses.......     1.25%              1.40%

THE ESS TRUST ANNUAL EXPENSES:
(as a percentage of the average daily net assets of a Portfolio)

                                            MANAGEMENT     OTHER       TOTAL
                                            FEES (/5/) EXPENSES (/6/) EXPENSES
                                            ---------- -------------- --------
OTC, Research, and Total Return Portfo-
 lios:.....................................    0.80%        0.40%       1.20%


TRAVELERS FUND INC.'S ANNUAL EXPENSES
(as a percentage of the average daily net assets of a Portfolio)


                                               MANAGEMENT  OTHER   TOTAL ANNUAL
                                                  FEES    EXPENSES   EXPENSES
                                               ---------- -------- ------------
Smith Barney Income and Growth Portfolio.....     0.65%     0.08%      0.73%
Smith Barney International Equity Portfolio..     0.90      0.20       1.10
Smith Barney High Income Portfolio...........     0.60      0.24       0.84
Smith Barney Money Market Portfolio(/7/).....     0.60      0.14       0.74
SMITH BARNEY FUND'S 1996 ANNUAL EXPENSES
(as a percentage of the average daily net as-
sets of a Portfolio)
                                               MANAGEMENT  OTHER   TOTAL ANNUAL
                                                  FEES    EXPENSES   EXPENSES
                                               ---------- -------- ------------
Appreciation Portfolio.......................     0.75%     0.10%      0.85%

------------------
(1) We also deduct a charge for premium taxes (which can range from 0% to 3.5% of premium) from your Accumulation Value upon surrender, excess partial withdrawals or on the Annuity Commencement Date. See Premium Taxes.
(2) For purposes of calculating the surrender charge for the excess partial withdrawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess partial withdrawal are not treated as a withdrawal of any premium payments. See Charges Deducted from the Accumulation Value, Surrender Charge for Excess Partial Withdrawals.
(3) We reserve the right to impose a charge in the future at a maximum of $25 for each allocation change in excess of twelve per Contract Year. See Excess Allocation Charge.
(4) See Facts About the Contract, Death Benefit Options, for a description of the Contract's Standard and Enhanced Death Benefit Options.
(5) Prior to October 6, 1995, EISI waived its management fee for the OTC, Research, and Total Return Portfolios.
(6) Other expenses shown take into account the effect of EISI's agreement to reimburse the Portfolios for all operating expenses, excluding management fees, that exceed 0.40% of their average daily net assets. This reimbursement agreement commenced February 3, 1997. Prior to February 3, 1997, EISI reimbursed the Portfolios for all operating expenses, excluding management fees, that exceeded 0.75% of their average daily net assets. This reimbursement is voluntary and can be terminated at any time. In the absence of such reimbursement agreement, Other Expenses would have been 1.72%, 1.68%, and 1.56%, respectively, for the OTC, Research and Total Return Portfolios for the year ended December 31, 1995.
(7) Smith Barney Mutual Funds Management Inc., the Fund's investment manager, waived part of its Management Fees for the year ended October 31, 1996 for the Smith Barney Money Market Portfolio such that the actual total annual expenses charged in 1996 was 0.65%. This voluntary fee waiver can be terminated at any time.

EXAMPLES:

  The examples do not take into account any deduction for premium taxes. Premium taxes currently range from 0% to 3.5% of premium payments. There may be surrender charges if you choose to annuitize within the first three Contract Years.

  If at issue you elect the Annual Ratchet Enhanced Death Benefit Option and you surrender your Contract at the end of the applicable time period, you would pay the following expenses for each $1,000 of Initial Premium assuming a 5% annual return on assets:

                                                  ONE    THREE   FIVE     TEN
                                                  YEAR   YEARS   YEARS   YEARS
                                                 ------ ------- ------- -------
OTC............................................. $97.11 $143.18 $181.81 $300.42
Research........................................ $97.11 $143.18 $181.81 $300.42
Total Return.................................... $97.11 $143.18 $181.81 $300.42
Smith Barney Income and Growth.................. $92.41 $129.04
Smith Barney International Equity............... $96.11 $140.19
Smith Barney High Income........................ $93.51 $132.37
Smith Barney Money Market....................... $92.51 $129.35
Appreciation.................................... $93.61 $132.67

  If at issue you elect the Annual Ratchet Enhanced Death Benefit Option and you do not surrender your Contract or if you annuitize on the Annuity Commencement Date, you would pay the following expenses for each $1,000 of initial premium assuming a 5% annual return on assets:

                                                   ONE   THREE   FIVE     TEN
                                                   YEAR  YEARS   YEARS   YEARS
                                                  ------ ------ ------- -------
OTC.............................................. $27.11 $83.18 $141.81 $300.42
Research......................................... $27.11 $83.18 $141.81 $300.42
Total Return..................................... $27.11 $83.18 $141.81 $300.42
Smith Barney Income and Growth................... $22.41 $69.04
Smith Barney International Equity................ $26.11 $80.19
Smith Barney High Income......................... $23.51 $72.37
Smith Barney Money Market........................ $22.51 $69.35
Appreciation..................................... $23.61 $72.67

  The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. For purposes of computing the annual per Contract administrative charge, the dollar amounts shown in the examples are based on an Initial Premium of $50,000.

  The examples reflect the election at issue of the Annual Ratchet Enhanced Death Benefit Option. If the Standard Death Benefit Option is elected, the actual expenses incurred will be less than those represented in the Examples.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES UNDER THE CONTRACT.

                   CONDENSED FINANCIAL AND OTHER INFORMATION

  No condensed financial information is presented because the Divisions available in connection with the Contracts offered by this prospectus became available for investment on September 3, 1996 with respect to the OTC Division, January 20, 1997 with respect to the Research and OTC Divisions, and as of the date of this prospectus with respect to the Smith Barney Income and Growth, Smith Barney International Equity, Smith Barney High Income, Smith Barney Money Market and Appreciation Divisions.

FINANCIAL STATEMENTS

  The audited financial statements of Separate Account B for the years ended December 31, 1995, 1994 and 1993 (as well as the auditors' report thereon), the unaudited financial statements of Separate Account B for the period ended September 30, 1996, and the audited financial statements of The Managed Global Account of Separate Account D, the predecessor entity of the Managed Global Series for accounting purposes, for the years ended December 31, 1995 and 1994 (as well as the auditors' report thereon) appear in the Statement of Additional Information. The audited financial statements of Golden American prepared in accordance with generally accepted accounting principles for the years ended December 31, 1995, 1994 and 1993 (as well as the auditors' report thereon) are also contained in the Statement of Additional Information. In addition, the unaudited September 30, 1996 financial statements of Golden American prepared in accordance with generally accepted accounting principles are contained in the Statement of Additional Information.

PERFORMANCE RELATED INFORMATION

  Performance information for the Divisions of Account B, including the yield and effective yield of the Smith Barney Money Market Division, the yield of the remaining Divisions, and the total return of all Divisions may appear in reports and promotional literature to current or prospective Owners.

  Current yield for the Smith Barney Money Market Division will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Liquid Asset Division is calculated in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of earnings.

  For the remaining Divisions, quotations of yield will be based on all investment income per unit (Accumulation Value divided by the index of investment experience, see Facts About the Contract, Measurement of Investment Experience, Index of Investment Experience and Unit Value) earned during a given 30 day period, less expenses accrued during the period ("net investment income"). Quotations of average annual total return for any Division will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Division), and will reflect the deduction of the applicable surrender charge, the administrative charge and the applicable mortality and expense risk charge. See Charges and Fees. Quotations of total return may simultaneously be shown for other periods that do not take into account certain contractual charges, such as the surrender charge.

  Performance information for a Division may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices measuring performance of a pertinent group of securities so that investors may compare a Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, including VARDS, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information for any Division reflects only the performance of a hypothetical Contract under which the Accumulation Value is allocated to a Division during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the respective Trust in which the Division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Divisions, see the Statement of Additional Information.

  Reports and promotional literature may also contain other information including the ranking of any Division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

                                 INTRODUCTION

FACTS ABOUT THE COMPANY AND THE ACCOUNT

  The following information describes the Contract and Account B. Account B invests in mutual fund portfolios of the Trusts.

GOLDEN AMERICAN

  Golden American Life Insurance Company ("Golden American" or the "Company") is a stock life insurance company organized under the laws of the State of Delaware and is an indirect wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). Prior to December 30, 1993, Golden American was a Minnesota corporation. Prior to August 13, 1996, Golden American was a wholly owned indirect subsidiary of Bankers Trust Company. We are authorized to do business in all jurisdictions except New York. We offer variable annuities and variable life insurance. Administrative services for the Contract are provided at our Customer Service Center, the address is shown on the cover.

  Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable Investment Services, Inc . ("EISI"), Equitable of Iowa Securities Network, Inc., EIC Variable, Inc., Directed Services, Inc. ("DSI"), and Golden American.

  As of September 30, 1996, Equitable of Iowa had over $11.9 billion in assets.

THE ESS TRUST, THE TRAVELERS FUND AND THE SMITH BARNEY FUND

  The ESS Trust is an open-end management investment company. Currently, the ESS Trust's shares are not available to separate accounts of other insurance companies other than insurance companies affiliated with Equitable of Iowa such as Golden American. It is anticipated that in the future the ESS Trust will become available to separate accounts of unaffiliated companies as well as to separate accounts funding variable life insurance policies offered by Golden American.

  The Travelers Fund is an open-end management investment company underlying certain variable annuity and variable life insurance contracts. Prior to September 3, 1996, it was known as Smith Barney/Travelers Series Fund Inc.

  The Smith Barney Fund is a diversified, open-end management investment company.

  Shares of the Travelers Fund and Smith Barney Fund are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated. The Funds do not foresee any disadvantage to Owners arising out of the fact that they offer their shares for products offered by life insurance companies which are not affiliated. Nevertheless, the Boards of Trustees of the Travelers Fund and Smith Barney Fund intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in the Travelers Fund and Smith Barney Fund. An irreconcilable conflict might result in the withdrawal of a substantial amount of a Portfolio's assets which could adversely affect such Portfolio's net asset value per share.

  You will find complete information about the ESS Trust, the Travelers Fund and the Smith Barney Fund, including the risks associated with each Portfolio, in the accompanying Trusts' prospectuses. You should read them carefully in conjunction with this prospectus before investing. Additional copies of the Trusts' prospectuses may be obtained by contacting our Customer Service Center.

SEPARATE ACCOUNT B

  All obligations under the Contract are general obligations of Golden American. Account B is a separate investment account used to support our variable annuity Contracts and for other purposes as permitted by applicable laws and regulations. The assets of Account B are kept separate from our general account and any other separate accounts we may have. We may offer other variable annuity Contracts investing in Account B which are not discussed in this prospectus. Account B may also invest in other Portfolios which are not available to the Contract described in this prospectus.

  We own all the assets in Account B. Income and realized and unrealized gains or losses from assets in the account are credited to or charged against that account without regard to other income, gains or losses in our other investment accounts. As required, the assets in Account B are at least equal to the reserves and other liabilities of that account. These assets may not be charged with liabilities from any other business we conduct.

  They may, however, be subject to liabilities arising from Divisions whose assets are attributable to other variable annuity Contracts supported by Account B. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

  Account B was established on July 14, 1988 to invest in mutual funds, unit investment trusts or other investment portfolios which we determine to be suitable for the Contract's purposes. Account B is treated as a unit investment trust under Federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an investment company and meets the definition of a separate account under the Federal securities laws. It is governed by the laws of Delaware, our state of domicile, and may also be governed by the laws of other states in which we do business. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of Account B.

ACCOUNT B DIVISIONS

  Account B is divided into Divisions. Currently, each Division of Account B offered under this prospectus invests in a Portfolio of the ESS Trust, the Travelers Fund or the Smith Barney Fund. EISI serves as the Manager to each Portfolio of the ESS Trust and SBMFM serves as the manager to each Portfolio of both the Travelers Fund and the Appreciation Portfolio of the Smith Barney Fund. EISI has retained a Portfolio Manager to manage the assets of the Portfolios of the ESS Trust. EISI (not the ESS Trust) pays the Portfolio Manager a monthly fee for managing the assets of the Portfolios. See the Trusts' prospectuses for details. There may be restrictions on the availability and/or the amount of the allocation to certain Divisions based on state laws and regulations. The investment objectives of the various Portfolios in the Trusts are described below. There is no guarantee that any Portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio managers anticipate changing economic and market conditions. Account B also has other Divisions investing in other portfolios which are not available to the Contract described in this prospectus.

  Each Trust pays its respective Manager for its services a fee, payable monthly, based on the annual rates of the average daily net assets of the Portfolio as shown in the Fee Table. In addition, EISI pays its manager for its services a fee, payable monthly, based on the annual rates of the average daily net assets of the Portfolios shown in the table below.

THE ESS TRUST

   PORTFOLIOS                       FEES
   ----------                       ----
   OTC, Research, and Total Return
    Portfolios:                     0.80% of first $300 million
                                    0.55% of amount in excess of $300 million

  The following Divisions invest in a designated Portfolio of the ESS Trust.

OTC DIVISION -- OTC PORTFOLIO

  OBJECTIVE -- Long-term growth of capital.
  INVESTMENTS -- Investment primarily in securities of companies that are traded principally on the over-the-counter (OTC) market.
  PORTFOLIO MANAGER -- Massachusetts Financial Services Company

RESEARCH DIVISION -- RESEARCH PORTFOLIO

  OBJECTIVE -- Long term growth of capital and future income.
  INVESTMENTS -- Investment primarily in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth.
  PORTFOLIO MANAGER -- Massachusetts Financial Services Company

TOTAL RETURN DIVISION -- TOTAL RETURN PORTFOLIO

  OBJECTIVE -- Above-average income consistent with prudent employment of capital.
  INVESTMENTS -- Investment primarily in equity securities.
  PORTFOLIO MANAGER -- Massachusetts Financial Services Company

  The following Divisions invest in a designated Portfolio of the Travelers
Fund.

SMITH BARNEY INCOME AND GROWTH DIVISION -- SMITH BARNEY INCOME AND GROWTH PORTFOLIO

  OBJECTIVE -- Current income and long-term growth of income and capital. INVESTMENTS -- Investment primarily in common stocks offering a current return from dividends and interest-paying debt obligations and high-quality short-term debt obligations.

SMITH BARNEY INTERNATIONAL EQUITY DIVISION -- SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

  OBJECTIVE -- Total return on its assets from growth of capital and income. INVESTMENTS -- Diversified portfolio of equity securities of established
non-U.S. issuers.

SMITH BARNEY HIGH INCOME DIVISION -- SMITH BARNEY HIGH INCOME PORTFOLIO

  OBJECTIVE -- High current income.
  INVESTMENTS -- High-yielding corporate debt obligations and preferred stock. In addition, the Portfolio may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than U.S. dollars.

SMITH BARNEY MONEY MARKET DIVISION -- SMITH BARNEY MONEY MARKET PORTFOLIO

  OBJECTIVE -- Maximum current income and preservation of capital.
  INVESTMENTS -- Bank obligations and high quality commercial paper, corporate obligations and municipal obligations in addition to U.S. government securities and related repurchase agreements.

  The following Division invests in a designated Portfolio of the Smith Barney Fund.

APPRECIATION DIVISION -- APPRECIATION PORTFOLIO

  OBJECTIVE -- Long-term appreciation of capital.
  INVESTMENTS -- Primarily in equity and equity-related securities that are believed to afford attractive opportunities for appreciation.

CHANGES WITHIN ACCOUNT B

  We may from time to time make additional Divisions available. These Divisions will invest in investment portfolios we find suitable for the Contract. We also have the right to eliminate investment Divisions from Account B, to combine two or more Divisions, or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. In addition, we reserve the right to transfer assets of Account B, which we determine to be associated with the class of Contracts to which your Contract belongs, to another account. If necessary, we will get prior approval from the insurance department of our state of domicile before making such a substitution or transfer. We will also get any required approval from the SEC and any other required approvals before making such a substitution or transfer. We will notify you as soon as practicable of any proposed changes.

  When permitted by law, We reserve the right to:

  (1) deregister Account B under the 1940 Act;

  (2) operate Account B as a management company under the 1940 Act if it is operating as a unit investment trust;

  (3) operate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

  (4) restrict or eliminate any voting rights as to Account B; and

  (5) combine Account B with other accounts.

                           FACTS ABOUT THE CONTRACT

THE OWNER

  You are the Owner. You are also the Annuitant unless another Annuitant is named in the application or enrollment form. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple Owners named, the age of the oldest Owner shall determine the applicable death benefit.

  Death of an Owner activates the death benefit provision. In the case of a sole Owner who dies prior to the annuity commencement date, we will pay the Beneficiary the death benefit when due. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the annuity commencement date, we will designate the surviving Owner(s) as the Beneficiary(ies). This supersedes any previous Beneficiary designation.

  In the case where the Owner is a trust and a beneficial Owner of the trust has been designated, the beneficial Owner will be treated as the Owner of the Contract solely for the purpose of determining the death benefit provision. If a beneficial Owner is changed or added after the Contract Date, this will be treated as a change of Owner for purposes of determining the death benefit. See Change of Owner or Beneficiary. If no beneficial Owner of the Trust has been designated, the availability of enhanced death benefits will be determined by the age of the Annuitant at issue.

THE ANNUITANT

  The Annuitant is the person designated by the Owner to be the measuring life in determining Annuity Payments. The Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Commencement Date. If the Annuitant dies before the Annuity Commencement Date, and a contingent Annuitant has been named, the contingent Annuitant becomes the Annuitant (unless the Owner is not an individual, in which case the death benefit becomes payable). Once named, the Annuitant may not be changed at any time.

  If there is no contingent Annuitant when the Annuitant dies prior to the Annuity Commencement Date, the Owner will become the Annuitant. The Owner may designate a new Annuitant within 60 days of the death of the Annuitant.

  If there is no contingent Annuitant when the Annuitant dies prior to the Annuity Commencement Date and the Owner is not an individual, we will pay the Beneficiary the death benefit then due. The Beneficiary will be as provided in the Beneficiary designation then in effect. If no Beneficiary designation is in effect, or if there is no designated Beneficiary living, the Owner will be the Beneficiary. If the Annuitant was the sole Owner and there is no Beneficiary designation, the Annuitant's estate will be the Beneficiary.

  Regardless of whether a death benefit is payable, if the Annuitant dies and any Owner is not an individual, such death will trigger application of the distribution rules imposed by Federal tax law.

THE BENEFICIARY

  The Beneficiary is the person to whom we pay death benefit proceeds and who becomes the successor Owner if the Owner dies prior to the annuity commencement date. We pay death benefit proceeds to the primary Beneficiary (unless there are joint Owners, in which case death proceeds are payable to the surviving Owner(s)). See Proceeds Payable to the Beneficiary.

  If the Beneficiary dies before the Annuitant or Owner, the death benefit proceeds are paid to the contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit proceeds to the Owner's estate.

  One or more persons may be named as Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, unless otherwise specified, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

  You have the right to change beneficiaries during the Annuitant's lifetime unless you have designated an irrevocable Beneficiary. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise certain rights and options under the Contract.

CHANGE OF OWNER OR BENEFICIARY

  During the Annuitant's lifetime and while your Contract is in effect, you may transfer ownership of the Contract (if purchased in connection with a nonqualified plan) subject to our published rules at the time of the change. A change in Ownership may affect the amount of the death benefit and the guaranteed death benefit. You may also change the Beneficiary. To make either of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. See Federal Tax Considerations, Transfer of Annuity Contracts, and Assignments.

AVAILABILITY OF THE CONTRACT

  We can issue a Contract if both the Annuitant and the Owner are not older than age 85.

TYPES OF CONTRACTS

 QUALIFIED CONTRACTS

  The Contract may be issued as an Individual Retirement Annuity or in connection with an individual retirement account. In the latter case, the Contract will be issued without an Individual Retirement Annuity endorsement, and the rights of the participant under the Contract will be affected by the terms and conditions of the particular individual retirement trust or custodial account, and by provisions of the Code and the regulations thereunder. For example, the individual retirement trust or custodial account will impose minimum distribution rules, which may require distributions to commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. For both Individual Retirement Annuities and individual retirement accounts, the minimum Initial Premium is $1,500.

  IF THE CONTRACT IS PURCHASED TO FUND A QUALIFIED PLAN, DISTRIBUTION MUST COMMENCE NOT LATER THAN APRIL 1ST OF THE CALENDAR YEAR FOLLOWING THE CALENDAR YEAR IN WHICH YOU ATTAIN AGE 70 1/2. IF YOU OWN MORE THAN ONE QUALIFIED PLAN, YOU SHOULD CONSULT YOUR TAX ADVISOR.

 NON-QUALIFIED CONTRACTS

  The Contract may fund any non-qualified plan. Non-qualified Contracts do not qualify for any tax-favored treatment other than the benefits provided for by annuities.

YOUR RIGHT TO SELECT OR CHANGE CONTRACT OPTIONS

  Before the Annuity Commencement Date, you may change the Annuity Commencement Date, frequency of Annuity Payments or the Annuity Option by sending a written request to our Customer Service Center. The Annuitant may not be changed at any time.

PREMIUMS

  You purchase the Contract with an Initial Premium. After the end of the Free Look Period, you may make additional premium payments. See Making Additional Premium Payments. The minimum Initial Premium is $5,000 for a non-qualified Contract and $1,500 for a qualified Contract.

  You must receive our prior approval before making a premium payment that causes the Accumulation Value of all annuities that you maintain with us to exceed $1,000,000. We may change the minimum initial or additional premium requirements for certain group or sponsored arrangements. See Group or Sponsored Arrangements.

QUALIFIED PLANS

  For IRA Contracts, the annual premium on behalf of any individual Contract may not exceed $2,000. Provided your spouse does not make a contribution to an IRA, you may set up a spousal IRA even if your spouse has earned some compensation during the year. The maximum deductible amount for a spousal IRA program is the lesser of $2,250 or 100% of your compensation reduced by the contribution (if any) made by you for the taxable year to your own IRA. However, no more than $2,000 can go to either your or your spouse's IRA in any one year. For example, $1,750 may go to your IRA and $500 to your spouse's IRA. These maximums are not applicable if the premium is the result of a rollover from another qualified plan.

WHERE TO MAKE PAYMENTS

  Remit premium payments to our Customer Service Center. The address is shown on the cover. We will send you a confirmation notice.

MAKING ADDITIONAL PREMIUM PAYMENTS

  You may make additional premium payments after the end of the Free Look Period. We can accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 under non-qualified plans. For qualified plans, no contributions may be made to an IRA Contract for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional premium payment we will accept is $500 for a non-qualified plan and $250 for a qualified plan.

CREDITING PREMIUM PAYMENTS

  The Initial Premium will be accepted or rejected within two business days of receipt by us if accompanied by information sufficient to permit us to determine if we are able to issue a Contract. We may retain an Initial Premium for up to five business days while attempting to obtain information sufficient to enable us to issue the Contract. If we are unable to do so within five business days, the applicant or enrollee will be informed of the reasons for the delay and the Initial Premium will be returned immediately unless the applicant or enrollee consents to our retaining the Initial Premium until we have received the information we require. Thereafter, all additional premiums will be accepted on the day received.

  We will also accept, by agreement with broker-dealers, transmittal of initial and additional premium payments by wire order from the broker-dealer to our Customer Service Center. Such transmittals must be accompanied by a simultaneous telephone facsimile or other electronic data transmission containing the essential information we require to open an account and allocate the premium payment. Contact our Customer Service Center to find out about state availability and broker-dealer requirements.

  Upon our acceptance of premium payments received via wire order and accompanied by sufficient electronically transmitted data, we will issue the Contract, allocate the premium payment according to your instructions, and invest the payment at the value next determined following receipt. See Restrictions on Allocation of Premium Payments. Wire orders not accompanied by sufficient data to enable us to accept the premium payment may be retained for up to five business days while we attempt to obtain information sufficient to enable us to issue the Contract. If we are unable to do so, our Customer Service Center will inform the broker-dealer, on behalf of the applicant or enrollee, of the reasons for the delay and return the premium payment immediately to the broker-dealer for return to the applicant or enrollee, unless the applicant or enrollee specifically consents to allow us to retain the premium payment until our Customer Service Center receives the required information.

    On the date we receive and accept your initial or additional premium payment:

    (1) We allocate the Initial Premium among the Divisions according to your instructions, subject to any restrictions. See Restrictions on Allocation of Premium Payments. For additional premium payments, the Accumulation Value will increase by the amount of the premium. If we do not receive instructions from you, the increase in the Accumulation Value will be allocated among the Divisions in proportion to the amount of Accumulation Value in each Division as of the date we receive and accept the additional premium payment.

    (2) For an Initial Premium, we calculate your applicable death benefit. When an additional premium payment is made, we increase your applicable death benefit in accordance with the death benefit option in effect for your Contract.

  Following receipt and acceptance of the wire order and accompanying data, and investment of the premium payment, we will follow one of the two procedures set forth below. The one we follow is determined by the procedures of the broker-dealer which submitted the wire order.

    (1) We will issue the Contract. However, until we have received and accepted a properly completed application or enrollment form, we reserve the right to rescind the Contract. If the form is not received within fifteen days of receipt of the premium payment, we will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided.

    (2) Based on the information provided, we will issue the Contract. We will mail the Contract to you, together with an Application Acknowledgement Statement. You must execute the Application Acknowledgement Statement and return it to us at our Customer Service Center. Until we receive the executed Application Acknowledgement Statement, neither you nor the broker dealer may execute any financial transactions with respect to the Contract unless such transactions are appropriately requested in writing by you.

YOUR RIGHT TO REALLOCATE

  You may reallocate your Accumulation Value among the Divisions at the end of the free look period. We currently do not assess a charge for allocation changes made during a Contract Year. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. We require that each reallocation of your Accumulation Value equal at least $250 or, if less, your entire Accumulation Value within a Division. We reserve the right to limit, upon notice, the maximum number of reallocations you may make within a Contract Year. In addition, we reserve the right to defer the reallocation privilege at any time we are unable to purchase or redeem shares of the Trusts. We also reserve the right to modify or terminate your right to reallocate your Accumulation Value at any time in accordance with applicable law. To make a reallocation change, you must provide us with satisfactory notice at our Customer Service Center.

  We reserve the right to limit the number of reallocations of your Accumulation Value among the Divisions or refuse any reallocation request if we believe that: (a) excessive trading by you or a specific reallocation request may have a detrimental effect on unit values or the share prices of the underlying Portfolio; or (b) we are informed by the ESS Trust, the Travelers Fund or the Smith Barney Fund that the purchase or redemption of shares is to be restricted because of excessive trading or a specific reallocation or group of reallocations is deemed to have a detrimental effect on share prices of the ESS Trust, the Travelers Fund or the Smith Barney Fund.

  Where permitted by law, we may accept your authorization of third party reallocation on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We will notify you of any such suspension or cancellation. We may restrict the Divisions that will be available to you for reallocations of premiums during any period in which you authorize such third party to act on your behalf. We will give you prior notification of any such restrictions. However, we will not enforce such restrictions if we are provided evidence satisfactory to us that: (a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

  Some restrictions may apply based on the free look provisions of the state where the Contract is issued. See Your Right to Cancel or Exchange Your Contract.

DOLLAR COST AVERAGING

  If you have at least $10,000 of Accumulation Value in the Smith Barney Money Market Division you may elect the dollar cost averaging program and have a specified dollar amount transferred from such Division on a monthly basis.

  The main objective of dollar cost averaging is to attempt to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each month, more units are purchased in a Division if the value per unit is low and less units are purchased if the value per unit is high.

  Therefore, a lower than average value per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

  Dollar cost averaging may be elected at issue or at a later date. The minimum amount that may be transferred each month is $250. The maximum amount which may be transferred is equal to your Accumulation Value in the Smith Barney Money Market Division when you elect the dollar cost averaging program, divided by 12.

  The transfer date will be the same calendar day each month as the Contract Date. The dollar amount will be allocated to the Divisions in which you are invested in proportion to your Accumulation Value in each Division unless you specify otherwise. If, on any transfer date, your Accumulation Value is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may change the transfer amount once each Contract Year, or cancel this program by sending satisfactory notice to our Customer Service Center at least seven days before the next transfer date. Any allocation under this program will not be included in determining if the excess allocation charge will apply.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE

  When a distribution is made from an investment portfolio supporting a Division of Account B in which reinvestment is not available, we will allocate the distribution, unless you specify otherwise, to the Specially Designated Division.

  Such a distribution can occur when (a) an investment portfolio matures, or
(b) a distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities for acquisition. When an investment portfolio matures, we will notify you in writing 30 days in advance of that date. To elect an allocation of the distribution to other than the Specially Designated Division, you must provide satisfactory notice to us at least seven days prior to the date the portfolio matures. Such allocations are not counted for purposes of the number of free allocation changes permitted. When a distribution from a portfolio or Division cannot be reinvested in the portfolio due to the unavailability of securities for acquisition, we will notify you promptly after the allocation has occurred. If within 30 days you allocate the Accumulation Value from the Specially Designated Division to other Divisions of your choice, such allocations will not be included in determining if the excess allocation charge will apply.

YOUR ACCUMULATION VALUE

  Your Accumulation Value is the sum of the amounts in each of the Divisions in which you are invested, and is the amount available for investment at any time. You select the Divisions to which to allocate your Accumulation Value. We adjust your Accumulation Value on each Valuation Date to reflect the Divisions' investment performance, any additional premium payments or partial withdrawals since the previous Valuation Date, and on each Contract processing date to reflect any deduction of the annual Contract fee. Your Accumulation Value is applied to your choice of an Annuity Option on the Annuity Commencement Date subject to our published rules at such time. See Choosing an Income Plan.

ACCUMULATION VALUE IN EACH DIVISION

 ON THE CONTRACT DATE

  On the Contract Date, your Accumulation Value is allocated to each Division as you have specified. See Your Right to Cancel or Exchange Your Contract.

 ON EACH VALUATION DATE

  At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division will be calculated as follows:

  (1) We take the Accumulation Value in the Division at the end of the preceding Valuation Period.

  (2) We multiply (1) by the Division's net rate of return for the current Valuation Period.

  (3) We add (1) and (2).

  (4) We add to (3) any additional premium payments allocated to the Division during the current Valuation Period.

  (5) We add or subtract allocations to or from that Division during the current Valuation Period.

  (6) We subtract from (5) any partial withdrawals and any associated charges allocated to that Division during the current Valuation Period.

    (7) We subtract from (6) the amounts allocated to that Division for:

     (a) any Contract fees; and

     (b) any charge for premium taxes.

  All amounts in (7) are allocated to each Division in the proportion that (6) bears to the Accumulation Value in Account B, unless the Charge Deduction Division has been specified. See Charges Deducted from the Accumulation Value.

MEASUREMENT OF INVESTMENT EXPERIENCE

 INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE

  The investment experience of a Division is determined on each Valuation Date. We use an index to measure changes in each Division's experience during a Valuation Period. We set the index at $14.64, $16.43 and $13.76 for the OTC, Research and Total Return Divisions, respectively. The index for the rest of the Divisions was set at $10. The index for a current Valuation Period equals the index for the preceding Valuation Period multiplied by the experience factor for the current Valuation Period.

  We may express the value of amounts allocated to the Divisions in terms of units. We determine the number of units for a given amount on a Valuation Date by dividing the dollar value of that amount by the index of investment experience for that date. The index of investment experience is equal to the value of a unit.

 HOW WE DETERMINE THE EXPERIENCE FACTOR

  For Divisions of Account B the experience factor reflects the investment experience of the Portfolio in which a Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

    (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.

    (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

    (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

    (4) We subtract the applicable daily mortality and expense risk charge from each Division for each day in the valuation period.

    (5) We subtract the daily asset based administrative charge from each Division for each day in the valuation period.

  Calculations for Divisions investing in a Portfolio are made on a per share basis.

 NET RATE OF RETURN FOR A DIVISION

  The net rate of return for a Division during a valuation period is the experience factor for that Valuation Period minus one.

CASH SURRENDER VALUE

  Your Contract's Cash Surrender Value fluctuates daily with the investment results of the Divisions. We do not guarantee any minimum Cash Surrender Value. On any date before the Annuity Commencement Date while the Contract is in effect, the cash surrender value is calculated as follows:

    (1) We take the Contract's Accumulation Value;

    (2) We deduct from (1) any surrender charge and any charge for premium taxes; and

    (3) We deduct from (2) any charges incurred but not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE

  The Contract may be surrendered by the Owner at any time while the Annuitant is living and before the Annuity Commencement Date.

  A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. The Cash Surrender Value is determined and all benefits under the Contract will then be terminated, as of that date. You may receive the Cash Surrender Value in a single sum payment or apply it under one or more Annuity Options. See The Annuity Options. We will usually pay the Cash Surrender Value within seven days but we may delay payment. See When We Make Payments.

PARTIAL WITHDRAWALS

  Prior to the Annuity Commencement Date, while the Annuitant is living and the Contract is in effect, you may take partial withdrawals from the Accumulation Value by sending satisfactory notice to our Customer Service Center. Unless you specify otherwise, the amount of the withdrawal, including any surrender charge, will be taken in proportion to the amount of Accumulation Value in each Division in which you are invested.

  There are three options available for selecting partial withdrawals, the Conventional Partial Withdrawal Option, the Systematic Partial Withdrawal Option and the IRA Partial Withdrawal Option. All three options are described below. The maximum amount you may withdraw each Contract Year without incurring a surrender charge is 15% of your Accumulation Value. See Surrender Charge for Excess Partial Withdrawals. Partial withdrawals may not be repaid. A partial withdrawal request for an amount in excess of 90% of the Cash Surrender Value will be treated as a request to surrender the Contract.

 CONVENTIONAL PARTIAL WITHDRAWAL OPTION

  After the Free Look Period, you may take conventional partial withdrawals. The minimum amount you may withdraw under this option is $1,000.

 SYSTEMATIC PARTIAL WITHDRAWAL OPTION

  This option may be elected at the time you apply for a Contract, or at a later date. This option may be elected to commence in a Contract Year where a conventional partial withdrawal has been taken. However, it may not be elected while the IRA Partial Withdrawal Option is in effect.

  You may choose to receive systematic partial withdrawals on a monthly, quarterly, or annual basis from your Accumulation Value in the Divisions. The commencement of payments under this option may not be elected to start sooner than 28 days after the Contract Issue Date. You select the date when the withdrawals will be made but no later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of each month as the Contract Date.

  You may select a dollar amount or a percentage of the Accumulation Value from the Divisions in which you are invested as the amount of your withdrawal subject to the following maximums, but in no event can a payment be less than $100:

   FREQUENCY                                                  MAXIMUM PERCENTAGE
   ---------                                                  ------------------
   Monthly...................................................        1.25%
   Quarterly.................................................        3.75%
   Annual....................................................       15.00%

  If a dollar amount is selected and the amount to be systematically withdrawn would exceed the applicable maximum percentage of your Accumulation Value on the withdrawal date, the amount withdrawn will be reduced so that it equals such percentage. For example, if a $500 monthly withdrawal was elected and on the withdrawal date 1.25% of the Accumulation Value equaled $300, the withdrawal amount would be reduced to $300. If a percentage is selected and the amount to be systematically withdrawn based on that percentage would be less than the minimum of $100, we would increase the amount to $100 provided it does not exceed the maximum percentage. If it is below the maximum percentage we will send the minimum. If it is above the maximum percentage we will send the amount and then cancel the option. For example, if you selected 1.0% to be systematically withdrawn on a monthly basis and that amount equaled $90, and since $100 is less than 1.25% of the Accumulation Value, we would send $100. If 1.0% equaled $75, and since $100 is more than 1.25% of the Accumulation Value we would send $75 and then cancel the option. In such a case, in order to receive systematic partial withdrawals in the future, you would be required to submit a new notice to our Customer Service Center.

  You may change the amount or percentage of your withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date. However, you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a conventional partial withdrawal.

 IRA PARTIAL WITHDRAWAL OPTION

  If you have an IRA Contract and will attain age 70 1/2 in the current calendar year, distributions may be made to you to satisfy requirements imposed by Federal tax law. IRA partial withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans. See Federal Tax Considerations. We will send you a notice before your distributions commence, and you may elect this option at that time, or at a later date. You may not elect IRA partial withdrawals while the Systematic Partial Withdrawal Option is in effect. If you do not elect the IRA Partial Withdrawal Option, and distributions are required by Federal tax law, distributions adequate to satisfy the requirements imposed by Federal tax law may be made. Thus, if the Systematic Partial Withdrawal Option is in effect, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by Federal tax law.

  You may choose to receive IRA partial withdrawals on a monthly, quarterly or annual frequency. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of the month as the Contract Date.

  At your request, we will determine the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the Statement of Additional Information. The minimum dollar amount you can withdraw is $100. At the time we determine the required partial withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the partial withdrawal amount is greater than the Accumulation Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.

  You may change the payment frequency of your withdrawals once each Contract Year or cancel this option at any time by sending us satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date.

 PARTIAL WITHDRAWALS IN GENERAL

  CONSULT YOUR TAX ADVISOR REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING PARTIAL WITHDRAWALS. A partial withdrawal made before the taxpayer reaches age 59 1/2 may result in imposition of a tax penalty of 10% of the taxable portion withdrawn. See Federal Tax Considerations for more details.

AUTOMATIC REBALANCING

  If you have at least $10,000 of Accumulation Value invested in the Divisions, you may elect to participate in our automatic rebalancing program. Automatic rebalancing provides you with an easy way to maintain the particular asset allocation that you and your financial advisor have determined are most suitable for your individual long-term investment goals. We do not charge a fee for participating in our automatic rebalancing program.

  Under the program you may elect to have all your allocations among the Divisions rebalanced on a quarterly, semi-annual, or annual calendar basis. The minimum size of an allocation to a Division must be in full percentage points. The program may be used in conjunction with the systematic partial withdrawal option only where such withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.

  To participate in automatic rebalancing you must submit to our Customer Service Center written notice in a form satisfactory to us. We will begin the program on the last Valuation Date of the applicable calendar period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your Accumulation Value among the Divisions or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

PROCEEDS PAYABLE TO THE BENEFICIARY

  If the Owner or the Annuitant (when the Owner is other than an individual) dies prior to the annuity commencement date, we will pay the Beneficiary the death benefit proceeds under the Contract. Such amount may be received in a single sum or applied to any of the Annuity Options. See The Annuity Options. If we do not receive a request to apply the death benefit proceeds to an Annuity Option, a single sum distribution will be made. Any distributions from non-qualified Contracts must comply with applicable Federal tax law distribution requirements.

DEATH BENEFIT OPTIONS

  Subject to our rules, there are two death benefit options that may be elected by you at issue under the Contract: the Standard Death Benefit Option and the Annual Ratchet Enhanced Death Benefit Option.

  The Annual Ratchet Enhanced Death Benefit Option may only be elected at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger at issue.

  If the enhanced death benefit is elected, the death benefit under the Contract is equal to the greatest of: (i) the Accumulation Value; (ii) total premium payments less any partial withdrawals; (iii) the Cash Surrender Value; and (iv) the enhanced death benefit (see below).

  We may offer a reduced death benefit under certain group and sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

 STANDARD DEATH BENEFIT OPTION

  You will automatically receive the Standard Death Benefit Option unless you elect the enhanced death benefit. The Standard Death Benefit Option for the Contract is equal to the greatest of: (i) your Accumulation Value; (ii) total premiums less any partial withdrawals; and (iii) the Cash Surrender Value.

 ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION

  (1) We take the enhanced death benefit from the prior Valuation Date. On the Contract Date, the enhanced death benefit is equal to the Initial Premium.

  (2) We add to (1) any additional premiums paid since the prior Valuation Date and subtract from (1) any partial withdrawals (including surrender charges incurred) taken since the prior Valuation Date.

  (3) On a Valuation Date that occurs on or prior to the Owner's Attained Age 80 which is also a Contract Anniversary, we set the enhanced death benefit equal to the greater of (2) or the Accumulation Value as of such date.

  On all other Valuation Dates, the enhanced death benefit is equal to (2).

HOW TO CLAIM PAYMENTS TO BENEFICIARY

  We must receive due proof of the death of the Owner or the Annuitant (if the Owner is other than an individual) (such as an official death certificate) at our Customer Service Center before we will make any payments to the Beneficiary. We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

REPORTS TO OWNERS

  We will send you a report once each calendar quarter within 31 days after the end of each calendar quarter. The report will show the Accumulation Value, the Cash Surrender Value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any other information that may be currently required by the insurance supervisory official of the jurisdiction in which the Contract is delivered.

  We will also send you copies of any shareholder reports of the portfolios or securities in which Account B invests, as well as any other reports, notices or documents required by law to be furnished to Owners.

WHEN WE MAKE PAYMENTS

  We will generally pay death benefit proceeds and the cash surrender value within seven days after our Customer Service Center receives all the information needed to process the payment.

  However, we may delay payment of amounts derived from the Divisions if it is not practical for us to value or dispose of shares of Account B because:

  (1) The NYSE is closed for trading;

  (2) The SEC determines that a state of emergency exists;

  (3) An order or pronouncement of the SEC permits a delay for the protection of Owners; or,

  (4) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

  During such times, as to amounts allocated to the Divisions, we may delay:

  (1) Determination and payment of any Cash Surrender Value;

  (2) Determination and payment of any death benefit if death occurs before the Annuity Commencement Date;

  (3) Allocation changes of the Accumulation Value; or,

  (4) Application under an Annuity Option of the Accumulation Value.

                               CHARGES AND FEES

CHARGE DEDUCTION DIVISION

  You may specify at issue if you wish to have all charges against the Accumulation Value deducted from the Smith Barney Money Market Division. We call this the Charge Deduction Division Option, and within this context refer to the Smith Barney Money Market Division as the Charge Deduction Division. If you do not elect this option, or if the amount of the charges is greater than the amount in the Division, the charges will be deducted as discussed below. You may also choose to elect or cancel this option while the Contract is in force by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE ACCUMULATION VALUE

  We invest the entire amount of the initial and any additional premium payments in the Divisions you select, subject to certain restrictions. See Restrictions on Allocation of Premium Payments. We then may deduct certain amounts from your Accumulation Value. We may reduce certain fees and charges, including any surrender, administration, and mortality and expense risk charges, under group or sponsored arrangements. See Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all affected Divisions in which you are invested. The charges we deduct are:

SURRENDER CHARGE

  A contingent deferred sales charge ("Surrender Charge") is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven year period from the date we receive and accept such premium payment. The percentage of premium payments deducted at the time of surrender or excess partial withdrawal depends upon the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

      COMPLETE YEARS ELAPSED                                           SURRENDER
      SINCE PREMIUM PAYMENT                                             CHARGE
      ----------------------                                           ---------
          0...........................................................      7%
          1...........................................................      7%
          2...........................................................      6%
          3...........................................................      5%
          4...........................................................      4%
          5...........................................................      3%
          6...........................................................      1%
          7+..........................................................      0%

  Subject to our rules and as described in the Contract, the surrender charge arising from a surrender or excess partial withdrawal will be waived in the following events:

  (1) you begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during any continuous sixty-day period, and your request for the surrender or withdrawal, together with all required proof of such qualified extended medical care, must be received at our Customer Service Center during the term of such care or within ninety days after the last day upon which you received such care.

  (2) you are first diagnosed by a qualifying medical professional, on or after the first Contract Anniversary, as having a Qualifying Terminal Illness. Written proof of terminal illness, satisfactory to us, must be received at our Customer Service Center. We reserve the right to require an examination by a physician of our choice.

  See your Contract for more information. The waiver of surrender charge may not be available in all states.

SURRENDER CHARGE FOR EXCESS PARTIAL WITHDRAWALS

  There is considered to be an excess partial withdrawal in any Contract Year in which the amount withdrawn exceeds 15% of your Accumulation Value on the date of the withdrawal minus any amount withdrawn during that Contract Year. Where you are receiving systematic partial withdrawals, any combination of conventional partial withdrawals taken and any systematic partial withdrawals expected to be received in a Contract Year will be considered in determining the amount of the excess partial withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. Such charges will be deducted from the Accumulation Value in proportion to the Accumulation Value in each Division from which the excess partial withdrawal was taken. In instances where the excess partial withdrawal equals the entire Accumulation Value in each such Division, charges will be deducted proportionately from all other Divisions in which you are invested.

  For purposes of calculating the surrender charge for the excess partial withdrawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess partial withdrawal are not treated as a withdrawal of any premium payments. Although we treat premium payments as being withdrawn before earnings for purposes of calculating the surrender charge for excess partial withdrawals, the Federal income tax law treats earnings as withdrawn first. See Federal Tax Considerations, Taxation of Non-Qualified Annuities.

  For example, the following assumes an Initial Premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third Contract Years, for total premium payments under the Contract of $30,000. It also assumes a partial withdrawal at the beginning of the fourth Contract Year of 20% of the Accumulation Value of $35,000.

  In this example, $5,250 ($35,000 x .15) is the maximum partial withdrawal that may be withdrawn during the Contract Year without the imposition of a surrender charge. The total partial withdrawal would be $7,000 ($35,000 x .2). Therefore, $1,750 ($7,000-$5,250) is considered an excess partial withdrawal of a part of the Initial Premium payment of $10,000 and would be subject to a 5% surrender charge of $87.50 ($1,750 x .05). This example does not take into account the deduction of any premium taxes.

 PREMIUM TAXES

  We make a charge for state and local premium taxes in certain states which can range from 0% to 3.5% of premium. The charge depends on the Owner's state of residence. We reserve the right to change this amount to conform with changes in the law or if the Owner changes state of residence.

  Premium taxes are generally incurred on the annuity commencement date and a charge for such premium taxes is then deducted from your Accumulation Value on such date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of the Annuity Commencement Date. In those states we may initially defer collection of the amount of the charge for premium taxes from your Accumulation Value and deduct it against Accumulation Value on surrender of the Contract, excess partial withdrawals or on the Annuity Commencement Date.

 ADMINISTRATIVE CHARGE

  The administrative charge is incurred at the beginning of the Contract processing period and deducted at the end of each Contract processing period. We deduct this charge when determining the Cash Surrender Value payable if you surrender the Contract prior to the end of a Contract processing period. If the Accumulation Value at the end of the Contract processing period equals or exceeds $100,000 or the sum of the premiums paid equals or exceeds $100,000, the charge is zero. Otherwise, the amount deducted is $40 per Contract Year. This charge is to cover a portion of our administrative expenses. See Asset Based Administrative Charge, below.

 EXCESS ALLOCATION CHARGE

  We currently do not assess a charge for allocation changes made during a Contract Year. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. This amount represents the maximum we will charge. The charge would be deducted from the Divisions from which each such reallocation is made in proportion to the amount being transferred from each such Division unless you have chosen to use the Charge Deduction Division. The excess allocation charge is set at a level that is not designed to produce profit for Golden American or any affiliate. Any allocations or transfers due to the election of dollar cost averaging and reallocation under the provision What Happens if a Division is Not Available will not be included in determining if the excess allocation charge should apply.

CHARGES DEDUCTED FROM THE DIVISIONS

 MORTALITY AND EXPENSE RISK CHARGE

  The amount of the mortality and expense risk charge depends on the death benefit option that is in effect. If the Standard Death Benefit Option is in effect, the charge is equivalent, on an annual basis, to 1.10% of the assets in each Division. The charge is deducted on each Valuation Date at the rate of
 .003030% for each day in the Valuation Period. Approximately .75% is allocated to the mortality risk and .35% is allocated to the expense risk. If the Annual Ratchet Death Benefit Option is in effect, the charge is equivalent, on an annual basis, to 1.25% of the assets in each Division. The charge is deducted on each Valuation Date at the rate of .003446% for each day in the Valuation Period. For the Annual Ratchet approximately .90% is allocated to the mortality risk.

  This charge will compensate us for mortality and expense risks we assume under the Contract. We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Contract. We will use any gain for any lawful purpose including any shortfalls on paying distribution expenses.

  The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. Golden American also assumes a risk under the Contract for paying a guaranteed death benefit.

  The expense risk assumed is the risk that it will cost us more to issue and administer the Contract than we expect.

 ASSET BASED ADMINISTRATIVE CHARGE

  We will deduct a daily charge from the assets in each Division, to compensate us for a portion of the administrative expenses under the Contract. The daily charge is at a rate of 0.000411% (equivalent to an annual rate of 0.15%) on the assets in each Division.

  This asset based administrative charge plus the administrative charge above will not exceed the cost of the services to be provided over the life of the Contract.

TRUST EXPENSES

  There are fees and charges deducted from each Portfolio of the ESS Trust, the Travelers Fund and the Smith Barney Fund. Please read the respective Trust prospectus for details.

                      CHOOSING YOUR ANNUITIZATION OPTIONS

ANNUITIZATION OF YOUR CONTRACT

  If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner under an income plan. We will make these payments under the Annuity Option chosen. You may change an Annuity Option by making a written request to us at least 30 days prior to the Annuity Commencement Date of the Contract. The amount of the payments will be determined by applying your Accumulation Value on the Annuity Commencement Date in accordance with The Annuity Options section below, subject to our published rules at such time. See When We Make Payments.

  You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value or you may choose one or more Annuity Options for the payment of death benefit proceeds while it is in effect and before the Annuity Commencement Date. If, at the time of the Owner's death or the Annuitant's death (if the Owner is not an individual), no option has been chosen for paying death benefit proceeds, the Beneficiary may choose an option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable Federal tax law.

  The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the Accumulation Value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

  For each option we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefits, we require the return of the Contract. If your Contract has been lost, we will require that you complete and return the applicable Contract form. Various factors will affect the level of annuity benefits including the Annuity Option chosen, the applicable payment rate used and the investment results of the Divisions in which the Accumulation Value has been invested.

  Some annuity options may provide only for fixed payments. Fixed Annuity Payments are regular payments, the amount of which is fixed and guaranteed by us. The amount of the payments will depend only on the form and duration of payments chosen, the age of the Annuitant or Beneficiary (and sex, where appropriate), the total Accumulation Value applied to purchase the fixed option, and the applicable payment rate.

  Our approval is needed for any option where:

    (1) The person named to receive payment is other than the Owner or Beneficiary;

    (2) The person named is not a natural person, such as a corporation; or

    (3) Any income payment would be less than the minimum annuity income payment allowed.

ANNUITY COMMENCEMENT DATE SELECTION

  You select the Annuity Commencement Date. You may select any date following the third Contract Anniversary but before the Contract Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, the elected Annuity Option must include a period certain of at least five years duration. If you do not select a date, the Annuity Commencement Date will be in the month following the Annuitant's 90th birthday. If the Annuity Commencement Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for Federal tax purposes. See Federal Tax Considerations. For a Contract purchased in connection with a qualified plan, distribution must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. Consult your tax advisor.

FREQUENCY SELECTION

  You choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly. There may be certain restrictions on minimum payments that we will allow.

THE ANNUITIZATION OPTIONS

  There are four options to choose from as shown below. Options 1 through 3 are fixed and option 4 may be fixed or variable. For a fixed option, the Accumulation Value in the Divisions is transferred to the general account.

  OPTION 1. INCOME FOR A FIXED PERIOD

  Payment is made in equal installments for a fixed number of years based on the Accumulation Value as of the annuity commencement date. We guarantee that each monthly payment will be at least the amount set forth in the Contract. Guaranteed amounts for annual, semi-annual and quarterly payments are available upon request. Illustrations are available upon request. If the Cash Surrender Value or Accumulation Value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the Owner reaches age 59 1/2.

  OPTION 2. INCOME FOR LIFE

  Payment is made in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain may be available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death. We guarantee that each payment will be at least the amount set forth in the Contract corresponding to the person's age on his or her last birthday before the option's effective date. Amounts for ages not shown in the Contract are available upon request.

  OPTION 3. JOINT LIFE INCOME

  This option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of the Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available upon request.

  OPTION 4. ANNUITY PLAN

  An amount can be used to buy any single premium annuity we offer on the option's effective date.

PAYMENT WHEN NAMED PERSON DIES

  When the person named to receive payment dies, we will pay any amounts still due as provided by the option agreement. The amounts still due are determined as follows:

  (1) For option 1, or any remaining guaranteed payments under option 2, payments will be continued. Under options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is never less than 3% for option 1 and 3.50% for option 2 per year. We will, however, base the discount interest rate on the interest rate used to calculate the payments for options 1 and 2 if such payments were not based on the tables in the Contract.

  (2) For option 3, no amounts are payable after both named persons have died.

  (3) For option 4, the annuity agreement will state the amount due, if any.

                           OTHER CONTRACT PROVISIONS

IN CASE OF ERRORS IN APPLICATION INFORMATION

  If an age or sex given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

SENDING NOTICE TO US

  Any written notices, inquiries or requests should be sent to our Customer Service Center. Please include your name, your Contract number and, if you are not the Annuitant, the name of the Annuitant.

ASSIGNING THE CONTRACT AS COLLATERAL

  You may assign a non-qualified Contract as collateral security for a loan or other obligation. This does not change the Ownership. However, your rights and any Beneficiary's rights are subject to the terms of the assignment. See Transfer of Annuity Contracts, and Assignments. An assignment may have Federal tax consequences. See Federal Tax Considerations.

  You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

NON-PARTICIPATING

  The Contract does not participate in the divisible surplus of Golden
American.

AUTHORITY TO MAKE AGREEMENTS

  All agreements made by us must be signed by our president or a vice president and by our secretary or an assistant secretary. No other person, including an insurance agent or broker, can change any of the Contract's terms, make any agreements binding on us or extend the time for premium payments.

CONTRACT CHANGES -- APPLICABLE TAX LAW

  We reserve the right to make changes in the Contract to the extent we deem it necessary to continue to qualify the Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

YOUR RIGHT TO CANCEL OR EXCHANGE YOUR CONTRACT

CANCELLING YOUR CONTRACT

  You may cancel your Contract within your Free Look Period, which is ten days after you receive your Contract. For purposes of administering our allocation and administrative rules, we deem this period to expire 15 days after the Contract is mailed to you. Some states may require a longer Free Look Period. If you decide to cancel, you may mail or deliver the Contract to our Customer Service Center. We will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided as of the date we receive the Contract and your request. See Facts About the Contract, Measurement of Investment Experience, Index of Experience and Unit Value.

EXCHANGING YOUR CONTRACT

  For information regarding exchanges under Section 1035 of the Internal Revenue Code of 1986, as amended, see Federal Tax Considerations.

OTHER CONTRACT CHANGES

  You may change the Contract to another annuity plan subject to our rules at the time of the change.

GROUP OR SPONSORED ARRANGEMENTS

  For certain group or sponsored arrangements, we may reduce any surrender, administration, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or offer a reduced death benefit. Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Contracts to its employees on an individual basis.

  Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges. We will make these and any similar reductions according to our rules in effect when an application or enrollment form for a Contract is approved. We may change these rules from time to time. Any variation in the administrative charge will reflect differences in costs or services and will not be unfairly discriminatory.

SELLING THE CONTRACT

  DSI is principal underwriter and distributor of the Contract as well as for other Contracts issued through Account B and other separate accounts of Golden American. We pay DSI for acting as principal underwriter under a distribution agreement. The offering of the Contract will be continuous.

  Commissions will be paid to broker-dealers who sell the Contract. Broker-dealers will be paid commissions, up to an amount currently equal to 7.75% of premium payments, for promotional or distribution expenses associated with the marketing of the Contract. Golden American may, by agreement with the broker-dealer, pay commissions as a combination of a certain percentage amount at the time of sale and a trail commission (which when combined could exceed 7.75% of premiums). In addition, under certain circumstances, Golden American may pay certain sellers production bonuses which will take into account, among other things, the total premium payments which have been made under the Contract associated with the broker-dealer. Additional payments or allowances may be made for other services not directly related to the sale of the Contract.

                            REGULATORY INFORMATION

VOTING RIGHTS

 ACCOUNT B

  We will vote the shares of a Trust owned by Account B according to your instructions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

  We determine the number of shares that you have in a Division by dividing the Contract's Accumulation Value in that Division by the net asset value of one share of the portfolio in which a Division invests. Fractional votes will be counted. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust's meeting. We will ask you for voting instructions by mail at least 10 days before the meeting.

  If we do not get your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that Division. We will also vote shares we hold in Account B which are not attributable to Owners in the same proportion.

STATE REGULATION

  We are regulated and supervised by the Insurance Department of the State of Delaware, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved by the Insurance Department of the State of Delaware and by the Insurance Department of New Hampshire and any other states in which it may be offered. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS

  Golden American, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material and we do not expect to incur significant losses from such actions.

                          FEDERAL TAX CONSIDERATIONS

INTRODUCTION

  The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of the tax law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

  This discussion does not address state or local tax consequences associated with the purchase of the contract. In addition, GOLDEN AMERICAN MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

TAX STATUS OF GOLDEN AMERICAN

  Golden American is taxed as a life insurance company under the Code. Since the operations of Account B are a part of, and are taxed with, the operations of Golden American, Account B is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of Account B are not taxed to Golden American to the extent they are applied to increase reserves under a contract. Since, under the Contracts, investment income and realized capital gains of Account B attributable to Contract obligations are automatically applied to increase reserves, Golden American does not anticipate that it will incur any federal income tax liability in Account B attributable to Contract obligations, and therefore Golden American does not intend to make provision for any such taxes. If Golden American is taxed on investment income or capital gains of Account B, then Golden American may impose a charge against Account B, as appropriate, in order to make provision for such taxes.

TAXATION OF NON-QUALIFIED ANNUITIES

 TAX DEFERRAL DURING ACCUMULATION PERIOD

  Under existing provisions of the Code, except as described below, any increase in an owner's Accumulation Value is generally not taxable to the owner until amounts are received from the Contract, either in the form of annuity payments as contemplated by the Contract, or in some other form of distribution. However, this rule allowing deferral applies only if (1) the investments of Account B are "adequately diversified" in accordance with Treasury Department regulations, (2) Golden American, rather than the owner, is considered the owner of the assets of Account B for federal income tax purposes, and (3) the owner is an individual. In addition to the foregoing, if the Contract's annuity commencement date occurs at a time when the annuitant is at an advanced age, such as over age 85, it is possible that the owner will be taxable currently on the annual increase in the Accumulation Value.

  Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset ac count, such as the Divisions of Account B, are to be "adequately diversified." If a Division of Account B failed to comply with these diversification standards, contracts based on that segregated asset account would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxable currently on the income on the contract (as defined in the tax law) beginning with the period of non-diversification. Golden American expects that the Divisions of Account B will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

  Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Divisions of Account B, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts (of a segregated asset account) without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the owner of this Contract has the choice of more investment options to which to allocate purchase payments and the Accumulation Value, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the owner being treated as the owner of all or a portion of the assets of Account B. In addition, Golden American does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Golden American therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract owners from being considered the owners of the assets of Account B. However, there is no assurance that such efforts would be successful.

  Frequently, if the IRS or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the IRS or the Treasury Department were to issue regulations or a ruling which treated an owner of this Contract as the owner of Account B, that treatment might apply on a prospective basis. However, if the regulations or ruling were not considered to set forth a new position, an owner might retroactively be determined to be the owner of the assets of Account B.

  Non-Natural Owner. As a general rule, contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a contract under a non-qualified deferred compensation arrangement for its employees.

  In addition, exceptions to the general rule for non-natural owners will apply with respect to (1) contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain contracts issued in connection with qualified retirement plans, (3) contracts purchased by employers upon the termination of certain qualified retirement plans, (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period. The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

 TAXATION OF PARTIAL WITHDRAWALS AND SURRENDERS

  In the case of a partial withdrawal prior to the annuity commencement date, amounts received generally are includible in income to the extent the owner's cash value (determined without regard to any surrender charge, within the meaning of the tax law) before the surrender exceeds his or her "investment in the contract." In the case of a surrender of the Contract for the cash surrender value, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to IRAs and other qualified retirement plans) less any amounts previously received from the Contract which were not includible in income.

  In the case of systematic partial withdrawals, the amount of each withdrawal will generally be taxed in the same manner as a partial withdrawal made prior to the annuity commencement date, as described above. However, there is some uncertainty regarding the tax treatment of systematic partial withdrawals, and it is possible that additional amounts may be includible in income.

  The Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. As described elsewhere in this prospectus, Golden American imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the Contract.

  In certain circumstances, surrender charges may be waived because of the owner's need for extended medical care or because of the owner's terminal illness. Distributions made in respect of which surrender charges are waived are treated as partial withdrawals or surrenders, as the case may be, for income tax purposes.

 TAXATION OF ANNUITY PAYMENTS

  Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying (1) the fixed annuity payment by (2) the ratio of the "investment in the contract" (defined above), adjusted for any period certain or refund feature, allocated to the fixed annuity option to the total expected amount of fixed annuity payments for the period of the Contract (determined under Treasury Department regulations). In the case of variable annuity payments, the exclusion amount for each variable annuity payment is a specified dollar amount equal to the investment in the Contract allocated to the variable annuity option when payments begin divided by the number of variable payments expected to be made (determined by Treasury Department regulations).

  Once the total amount of the investment in the Contract is excluded using these formulas, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant or beneficiary (depending upon the circumstances).

  If any amount is constructively received, within the meaning of the tax law, from a contract (which may occur when a death benefit becomes payable), such amount will be treated as a partial withdrawal or surrender for federal income tax purposes unless it is applied under an annuity option within 60 days after the time when such amount was constructively received. In any event, however, payments must comply with applicable Federal tax law distribution requirements.

 TAXATION OF DEATH BENEFIT PROCEEDS

  Prior to the annuity commencement date, amounts may be distributed from a contract because of the death of an owner or, in certain circumstances, the death of the annuitant. Such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. After the annuity commencement date, where a guaranteed period exists under an annuity option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or (2) if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

 ASSIGNMENTS, PLEDGES, AND GRATUITOUS TRANSFERS

  Other than in the case of contracts issued as IRAs or in connection with certain other qualified retirement plans (which generally cannot be assigned or pledged), any assignment or pledge (or agreement to assign or pledge) of any portion of the value of the contract is treated for federal income tax purposes as a partial withdrawal of such amount or portion. The investment in the Contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an owner transfers a contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the cash surrender value (within the meaning of the tax law) and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

 SECTION 1035 EXCHANGES

  Code section 1035 provides that no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract, provided that no cash or other property is received in the exchange transaction. Special rules and procedures apply in order for an exchange to meet the requirements of section 1035. Also, there are additional tax considerations involved when the contracts are issued in connection with qualified retirement plans. Prospective owners of this Contract should consult a tax advisor before entering into a section 1035 exchange (with respect to non-qualified annuity contracts) or a trustee-to-trustee transfer or rollover (with respect to qualified annuity contracts).

 PENALTY TAX ON PREMATURE DISTRIBUTIONS

  Where a contract has not been issued as an IRA or in connection with another qualified retirement plan, there generally is a 10% penalty tax on the taxable amount of any payment from the contract unless the payment is: (a) received on or after the owner reaches age 59 1/2; (b) attributable to the owner's becoming disabled (as defined in the tax law); (c) made on or after the death of the owner or, if the owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and a designated beneficiary (as defined in the tax law), or (e) made under a contract purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

  In the case of systematic partial withdrawals, it is unclear whether such withdrawals will qualify for exception (d) above. (For reporting purposes, we currently treat such withdrawals as if they do not qualify for this exception). In addition, if withdrawals are of interest amounts only, exception (d) will not apply.

 AGGREGATION OF CONTRACTS

  In certain circumstances, the amount of an annuity payment, withdrawal or surrender from a contract that is includible in income is determined by combining some or all of the annuity contracts owned by an individual not issued in connection with qualified retirement plans. For example, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity commencement date) is includible in income. In addition, if a person purchases a Contract offered by this prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. The effects of such aggregation are not clear, however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

IRA CONTRACTS AND OTHER QUALIFIED RETIREMENT PLANS IN GENERAL

  In addition to issuing the Contracts as non-qualified annuities, Golden American also currently issues the Contracts as IRAs. (As indicated above, in this prospectus, IRAs are referred to as "qualified plans.") Golden American may also issue the Contracts in connection with certain other types of qualified retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the owners under IRAs and other qualified retirement plans and to the contracts used in connection with such plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. For example, for both surrenders and annuity payments under certain contracts issued in connection with qualified retirement plans, there may be no "investment in the contract" and the total amount received may be taxable. Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of contracts with the various types of qualified retirement plans. A qualified tax advisor should be consulted before purchase of a Contract in connection with a qualified retirement plan.

  When issued in connection with a qualified retirement plan, a Contract will be amended as necessary to conform to the requirements of the plan. However, owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, Golden American is not bound by terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the Contract, unless Golden American consents.

 INDIVIDUAL RETIREMENT ANNUITIES

  As indicated above, Golden American currently issues the Contract as an IRA. If the Contract is used for this purpose, the owner must be the annuitant.

  Premium Payments. Both the premium payments that may be paid, and the tax deduction that the owner may claim for such premium payments, are limited under an IRA. In general, the premium payments that may be made for an IRA for any year are limited to the lesser of $2,000 or 100% of the owner's earned income for the year. Also, in the case of an individual who has a noncompensated spouse, premium payments may be made into an IRA for the benefit of the spouse. In such a case, however, the premium payments that may be made for the spouse's IRA for any year are limited to the lesser of $2,000 or the excess of (1) $2,250 (or, if less, 100% of the individual's earned income) over (2) the individual's premium payments for his or her own IRA. An excise tax is imposed on IRA contributions that exceed the law's limits.

  The deductible amount of the premium payments made for an IRA for any taxable year (including a contract for a noncompensated spouse) is limited to the amount of premium payments that may be paid for the contract for that year, or a lesser amount where the individual or his or her spouse is an active participant in certain qualified retirement plans. For a single person who is an active participant in a qualified retirement plan (including a qualified pension, profit-sharing, or annuity plan, a simplified employee pension plan, or a "section 403(b)" annuity plan, as discussed below) and who has adjusted gross income in excess of $35,000 may not deduct premium payments, and such a person with adjusted gross income between $25,000 and $35,000 may deduct only a portion of such payments. Also, married persons who file a joint return, one of whom is an active participant in a qualified retirement plan, and who have adjusted gross income in excess of $50,000 may not deduct premium payments, and those with adjusted gross in come between $40,000 and $50,000 may deduct only a portion of such payments. Married persons filing separately may not deduct premium payments if either the taxpayer or the taxpayer's spouse is an active participant in a qualified retirement plan.

  In applying these and other rules applicable to an IRA, all individual retirement accounts and IRAs owned by an individual are treated as one contract, and all amounts distributed during any taxable year are treated as one distribution.

  Tax Deferral During Accumulation Period. Until distributions are made from an IRA, increases in the Accumulation Value of the contract are not taxed.

  IRAs and individual retirement accounts (that may invest in this contract) generally may not invest in life insurance contracts, but an annuity contract that is issued as an IRA (or that is purchased by an individual retirement account) may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. The IRS has approved the use of the Contract, as to form, as an IRA.

  Taxation of Distributions and Rollovers. If all premium payments made to an IRA were deductible, all amounts distributed from the Contract are included in the recipient's income when distributed. However, if nondeductible premium payments were made to an IRA (within the limits allowed by the tax laws), a portion of each distribution from the Contract typically is includible in income when it is distributed. In such a case, any amount distributed as an annuity payment or in a lump sum upon death or surrender is taxed as described above in connection with such a distribution from a non qualified contract, treating as the investment in the contract the sum of the nondeductible premium payments at the end of the taxable year in which the distribution commences or is made (less any amounts previously distributed that were excluded from income). Also, in such a case, any amount distributed upon a partial withdrawal is partially includible in income. The includible amount is the excess of the distribution over the exclusion amount, which in turn equals the distribution multiplied by the ratio of the investment in the Contract to the Accumulation Value.

  In any event, subject to the direct rollover and mandatory withholding requirements (discussed below), amounts may be "rolled over" from certain qualified retirement plans to an IRA (or from one IRA or individual retirement account to an IRA) without incurring current income tax if certain conditions are met. Only certain types of distributions to eligible individuals from qualified retirement plans, individual retirement accounts, and IRAs may be rolled over.

  Penalty Taxes. Subject to certain exceptions, a penalty tax is imposed on distributions from an IRA equal to 10% of the amount of the distribution includible in income. (Amounts rolled over from an IRA generally are excludable from income.) The exceptions provide, however, that this penalty tax does not apply to distributions made to the owner (1) on or after age 59 1/2, (2) on or after death or because of disability (as defined in the tax law), or (3) as part of a series of substantially equal periodic payments over the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and his or her beneficiary (as defined in the tax law). In addition to the foregoing, failure to comply with a minimum distribution requirement will result in the imposition of a penalty tax of 50% of the amount by which a minimum required distribution exceeds the actual distribution from an IRA. Under this requirement, distributions of minimum amounts from an IRA as specified in the tax law must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2.

 OTHER TYPES OF QUALIFIED RETIREMENT PLANS

  The following sections describe tax considerations of contracts used in connection with various types of qualified retirement plans other than IRAs. Golden American does not currently offer all of the types of qualified retirement plans described and may not offer them in the future. Prospective purchasers of contracts for use in connection with such qualified retirement plans should therefore contact Golden American's Customer Service Center to ascertain the availability of the Contract for qualified retirement plans at any given time.

  Simple Incentive Match Plans for Employees of Small Employers
(Simple). Section 408(p) of the Code allows employers to establish Simple retirement account plans for its employees. The Code permits establishment of a plan under which employees may make contributions pursuant to salary reduction agreements, subject to limits as to amount. These plans may be adopted by employers with no more than 100 employees, if the employer has no other pension plan. Contributions to the plan by the employer on behalf of the employees match a percentage of the employees' contributions, subject to certain prescribed limits. Accounts established for the employees are IRAs with certain added restrictions on premature distributions and contributions. Employers intending to use the contract in connection with such plans should seek competent advice.

  Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers in tending to use the contract in connection with such plans should seek competent advice.

  Corporate and Self-Employed ("H.R. 10" or "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. The contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the contract in connection with such plans should seek competent advice.

  Section 403(b) Annuity Contracts. Section 403(b) of the Code permits public school employees, employees of certain types of charitable, educational and scientific organizations exempt from tax under section 501(c)(3) of the Code, and employees of certain types of State educational organizations specified in section 170(b)(l)(A)(ii), to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from gross income for federal income tax purposes. Purchasers of the contracts for use as a "Section 403(b) Annuity Contract" should seek competent advice as to eligibility, limitations on permissible amounts of premium payments and other tax consequences associated with such contacts. In particular, purchasers and their advisors should consider that this contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Annuity Contract. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her
Section 403(b) Annuity Contract.

  Section 403(b) Annuity Contracts contain restrictions on withdrawals of (i) contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last year beginning before January 1, 1989. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled (within the meaning of the tax law), or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent Golden American is directed to transfer some or all of the Accumulation Value as a tax-free direct transfer to the issuer of another Section 403(b) Annuity Contract or into a section 403(b)(7) custodial account subject to withdrawal restrictions which are at least as stringent.)

  Eligible Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current federal income taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contract is used in connection with an eligible plan, the employer as owner of the contract has the sole right to the proceeds of the contract, until paid or made available to the participant or other recipient, subject only to the claims of the employer's general creditors. Generally, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the contracts in connection with such plans should seek competent advice.

 SIMPLE SAVINGS PLANS

  Contracts funding Simple plans are subject to the same general rules as IRAs, however, there are several unique differences relating to contribution limits, employers contributions and premature distributions. In addition, because this is an employer sponsored plan, certain Simple plan requirements are applicable to the employer and not the individual taxpayer.

  Plan Requirements. Only employers with no more than 100 eligible employees may adopt a Simple plan. Eligible employees are those who have had at least $5,000 of compensation in the preceding year. The employer may not be a plan sponsor of any other qualified plan.

  Employer Contributions. The employer may elect to make non-elective 2% contributions for each employee or may elect a matching contribution from 1 to 3% varying each year, subject to certain restrictions. All employer contributions are immediately fully vested to the employee when made.

  Employee Contributions. Employee contributions of up to $6,000 of compensation may be made by eligible employees. All employee contributions must be made by a salary reduction arrangement with their employer. Employee contributions may be for any percent of compensation.

  Distributions. Distributions from a Simple retirement account by an employee are subject to the same rules as IRAs and the following additional rule. Any amount received from a Simple retirement account during the two year period an employee first participated in any qualified salary reduction arrangement is subject to a penalty equal to 25% of the amount of the distribution in addition to being fully taxable.

 DIRECT ROLLOVERS AND FEDERAL INCOME TAX WITHHOLDING FOR "ELIGIBLE ROLLOVER DISTRIBUTIONS"

  In the case of an annuity contract used in connection with a pension, profit sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or that is a Section 403(b) Annuity Contract, any "eligible rollover distribution" from the contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is the taxable portion of any distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, or Section 403(b) Annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code and distributions which are part of a "series of substantially equal periodic payments" made for the life (or life expectancy) of the employee, or for the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary (within the meaning of the tax law), or for a specified period of 10 years or more).

  Under these new requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the taxpayer cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply to that portion of the eligible rollover distribution which, instead of receiving, the taxpayer elects to have directly transferred to certain eligible retirement plans (such as to this contract when issued as an IRA).

  If this contract is issued in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a
Section 403(b) Annuity Contract, then, prior to receiving an eligible rollover distribution, the owner will receive a notice (from the plan administrator or Golden American) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

  Golden American will withhold and remit to the federal government a part of the taxable portion of each distribution made under the Contract unless the distributee notifies Golden American at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Golden American may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including surrenders prior to the annuity commencement date) is 10%. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

             STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
INTRODUCTION
Description of Golden American Life Insurance Company....................   1
Safekeeping of Assets....................................................   1
The Administrator........................................................   1
Independent Auditors.....................................................   2
Reinsurance..............................................................   2
Distribution of Contracts................................................   2
Performance Information..................................................   2
IRA Partial Withdrawal Option............................................   7
Other Information........................................................   8
Financial Statements of Separate Account B...............................   8
Financial Statements of The Managed Global Account of Separate Account D
 ........................................................................   8
Financial Statements of Golden American Life Insurance Company...........   8
Appendix--Description of Bond Ratings.................................... A-1

  PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. ADDRESS THE FORM TO OUR CUSTOMER SERVICE CENTER, THE ADDRESS IS SHOWN ON THE COVER.

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  PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR
SEPARATE ACCOUNT B

PLEASE PRINT OR TYPE

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                NAME

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                SOCIAL SECURITY NUMBER

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                STREET ADDRESS

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                CITY, STATE, ZIP

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





                  GOLDEN AMERICAN LIFE INSURANCE COMPANY
     Golden American Life Insurance Company is a stock company domiciled in
                              Wilmington, Delaware